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                                                                    EXHIBIT 10.8
                                                                    ------------


             SEVENTH AMENDMENT TO SENIOR REVOLVING LOAN AGREEMENT

     THIS AMENDMENT, made and entered into this 19th day of January, 1999, by and between CONSOLIDATION COAL COMPANY, a Delaware corporation ("Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Bank").

                                  WITNESSETH:

     WHEREAS, Borrower and Bank are parties to a Senior Revolving Loan Agreement dated as of December 23, 1993, as amended (the "Loan Agreement"); and

     WHEREAS, Borrower and Bank desire to hereby amend SECTION 2.1 of the Loan Agreement, effective January 19, 1999.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Borrower and Bank hereby agree as follows:

     1. SECTION 2.1 of the Loan Agreement is hereby amended in its entirety to read as follows, effective January 19, 1999:

          SECTION 2.1  Commitment.  Subject to the terms and conditions of this
                       ----------
     Agreement (including Article V), the Bank agrees that it will, from time to
                          ---------
     time on any Business Day occurring during the period commencing January 19, 1999 and continuing to (but not including) the Commitment Termination Date, make loans ("Loans") to the Borrower equal to the amount of the Borrowing
                  -----
     requested on each such Business Day; provided, however, that all such Loans
                                          --------  -------
     shall be made on a pro rata basis with loans from all other banks which have Senior Revolving Loan Agreements with the Borrower, and the Bank shall not be permitted or required to make any Loan if, after giving effect thereto, the sum of the aggregate amount of Commercial Paper Indebtedness and the aggregate principal amount of all Loans outstanding at any one time from the Bank plus the aggregate of all loans outstanding under Borrower's other Senior Revolving Loan Agreements would exceed $800,000,000. Subject to the terms hereof, the Borrower may from time to time prior to the Commitment Termination Date
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     borrow, prepay, and reborrow amounts pursuant to this Commitment.

     2. All other terms and conditions of the Loan Agreement shall remain in full force and effect and are hereby ratified.

     3. This Seventh Amendment may be executed by the parties hereto in several counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     4. This Seventh Amendment shall be governed by the internal laws of the State of New York.

     5. Each Guarantor consents to the terms of this Seventh Amendment including, without limitation, the increase to the Total Commitment Amount, confirms the continuing validity and effectiveness of its guaranty and agrees that its guaranty shall be unaffected by the terms of this Seventh Amendment.

     IN WITNESS WHEREOF, Borrower, Bank and the Guarantors have caused this Seventh Amendment to the Senior Revolving Loan Agreement to be executed by their respective, duly authorized officers or representatives as of the day and year first above written.

                              CONSOLIDATION COAL COMPANY

                                 /s/Karen L. Zemba
                              By----------------------
                                Karen L. Zemba
                                Vice President and Treasurer


                              MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK


                              By_____________________
                              Name___________________
                              Title__________________

                                            CONSOL INC.

                                               /s/ Karen L. Zemba
                                            By-------------------------------
                                            Karen L. Zemba
                                            Vice President and Treasurer



                                            CONSOL ENERGY INC.

                                               /s/ J.P. Garniewski
                                            By-------------------------------
                                            J. P. Garniewski, Jr.,
                                            Assistant Secretary

                                      -3-
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                           SCHEDULE TO EXHIBIT 10.8


     In addition, to Exhibit 10.8, Consolidation Coal Company entered into Seventh Amendments to the Senior Revolving Loan Agreements of the same date with each of the following banks, all of which are substantially identical to Exhibit
10.8 in all material respects:

     PNC Bank

     The Bank of Nova Scotia

     Citibank N.A.

     Mellon Bank, N.A.